News Release

Unisys to Acquire Unify Square for $152.5 Million, Creating the Most Advanced and Flexible Enterprise-wide Solution to Optimize the Collaboration Experience

BLUE BELL, Pa. and BELLEVUE, Wash., June 3, 2021 – Unisys Corporation (NYSE: UIS), a global IT solutions company, today announced that it has entered into an agreement to acquire Unify Square, the leading experience management provider for secure collaboration and communications platforms, for $152.5 million on a cash-free, debt-free basis. Unisys is funding the transaction with cash on hand.

The transaction, which is expected to close today, will enable Unisys to leverage Unify Square’s Unified Communications as a Service (UCaaS) offerings to help advance its experience-focused digital workplace services solution set.

“The acquisition of Unify Square will enhance Unisys’ digital workplace services business to drive increased revenue growth and improved profitability and cash flow,” said Peter Altabef, chair and CEO of Unisys. “The UCaaS market, in which Unify Square operates, is expected to be among the fastest-growing segments of the digital workplace services market. Unify Square’s capabilities will enable Unisys to deliver higher-value solutions to its clients that enhance their productivity and employee satisfaction. The acquisition is expected to be accretive to adjusted EBITDA margin and adjusted free cash flow by 2023, with a de minimis impact initially.”

“Unisys and Unify Square hold a shared vision for how businesses can more easily adapt to the new reality of a hybrid workforce," said John Case, CEO, Unify Square. “Unify Square’s goal is to empower our enterprise clients with a complete set of software and services that allows them to provide seamless, secure experiences to employees. Together with Unisys, we will have a unique opportunity to help more enterprises thrive in this new digital workplace environment.”

A Powerful Solution for Seamless, Rapid, Enterprise-wide Collaboration
The integration of Unisys’ and Unify Square’s digital workplace services capabilities will help clients achieve seamless collaboration and experience parity through excellent employee experiences and agile ways of working that enable innovation any time, anywhere and on any device. Unisys and Unify Square will now be able to help clients achieve outcomes through:
•Accelerating transformation. Companies can now accelerate their digital workplace journeys, quickly and seamlessly moving from legacy on-prem communications platforms to modern cloud-based collaboration applications with less disruption and with immediate benefits.
•Proactively assessing experience through real-time analytics. Companies can now actively assess, analyze and improve employee experience across multiple platforms while enhancing IT operational performance with real-time analytics.
•Enabling comprehensive governance and management. Through built-in compliance and security capabilities, Unify Square solutions provide a policy framework and robust functionality to create policies to simultaneously cover all collaboration platform security and lifecycle management scenarios.

“As we continue to navigate through uncertain times and new ways of working, the most successful organizations will be the ones that cultivate agile, dynamic worker experiences and work environments,” said Amy Loomis, research director for IDC’s Future of Work Agenda practice. “Leaders must work across functions to develop the workplace infrastructure, support, policies and procedures that will enable employees to securely access the people, tools and data they need any time, anywhere and from any device. The acquisition of Unify Square by Unisys provides the software, services and support leaders will need to support hybrid work models of the future.”

Unisys Digital Workplace Services
Unisys Digital Workplace Services deliver advanced workplace solutions to help clients transform their digital workplaces and create exceptional end-user experiences. Unisys InteliServe™ incorporates change-management capabilities and a user-centric design to deliver a frictionless employee experience that easily plugs into human resources, finance and business applications. In February 2021, for the third consecutive year, Gartner positioned Unisys as a Leader in its Magic Quadrant for Managed Workplace Services, North America report.

The purchase price is subject to customary adjustments based on closing cash, indebtedness and working capital. For disclosures and definitions related to any Unisys financial metrics referenced in the attached, including adjusted EBITDA and adjusted free cash flow, please see the Unisys 1Q21 earnings release, available on the company’s website. Clearsight Advisors, Inc. acted as an exclusive financial advisor to Unify Square.

About Unisys
Unisys is a global IT solutions company that delivers successful outcomes for the most demanding businesses and governments. Unisys offerings include digital workplace services, cloud and infrastructure services, software operating environments for high-intensity enterprise computing, business process solutions and application development services. Unisys integrates security into all of its solutions. For more information on how Unisys delivers for its clients across the government, financial services and commercial markets, visit www.unisys.com.

Follow Unisys on Twitter and LinkedIn.

About Unify Square
Unify Square’s software and services optimize and enhance the world’s largest collaboration and communication deployments, helping businesses manage and secure their meetings, chats and calls. The company’s PowerSuiteTM software creates a unified dashboard to surface actionable insights and help manage collaboration platforms — optimizing and transforming performance health and user effectiveness. Unify Square is a global elite partner for Microsoft and Zoom. Unify Square’s solutions have delivered value to more than 6 million collaboration seats, in over 275 enterprises across more than 50 countries, and in most major industry verticals.

Headquartered in Bellevue, Wash., Unify Square also has offices in the United Kingdom, Germany, Switzerland, India, Australia and Lithuania.

Forward-Looking Statements
Any statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are usually identified by or are associated with such words as “intend,” “plan,”

“believe,” “estimate,” “expect,” “anticipate” and similar terminology. Such forward-looking statements include those that address activities, events or developments that Unisys or its management believes or anticipates may occur in the future, including earnings enhancements, synergies and other benefits from the Unify Square acquisition. All forward-looking statements are based upon Unisys’ current expectations, various assumptions and data available from third parties. Unisys’ expectations and assumptions are expressed in good faith, and Unisys believes there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including: the risk that Unisys may be unable to successfully integrate Unify Square or that integration costs exceed Unisys’ expectations; the risk that Unisys may not realize the benefits expected from the acquisition, including earnings enhancements and synergies; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the acquisition; the risk that Unisys may not attract, motivate and retain experienced personnel in key positions; the risk that Unisys may not effectively anticipate and respond to volatility and rapid technological innovation; the risk of adverse developments on Unisys’ ability to grow revenue and expand margin in its Digital Workplace Services and Cloud and Infrastructure businesses; the risks of doing business internationally, particularly when a significant portion of Unisys’ revenue is derived from international operations; the risk of cybersecurity breaches, which could result in significant costs and harm Unisys’ business and reputation; and the other factors discussed in the Item 1A, “Risk Factors” sections in Unisys’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Unisys’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and in Unisys’ other filings with the Securities and Exchange Commission which are available at http://sec.gov. For any forward-looking statements contained in this or any other document, Unisys claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Unisys assumes no obligation to update or revise any forward-looking statements in light of new information or future events except as required by law.

Contacts:
Investors: Courtney Holben, Unisys, 215-986-3379
courtney.holben@unisys.com

Media: Carrie Lake, Unisys, 703-624-7300
carrie.lake@unisys.com

Media: Scott Gode, Unify Square, 425-761-3051
scottg@unifysquare.com

###

RELEASE NO.: 0603/9839
Unisys and other Unisys products and services mentioned herein, as well as their respective logos, are trademarks or registered trademarks of Unisys Corporation. Any other brand or product referenced herein is acknowledged to be a trademark or registered trademark of its respective holder.
UIS-C